UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 18, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On August 18, 2008 the Company now has an amount of 28,167,377,817 shares of its Common Stock outstanding following the cancellation of the 1,500,000,000 shares of its Common Stock issued to Alan Santini as his signing bonus and the cancellation of the 1,500,000,000 shares issued to Jack Chang as a signing bonus.

The Company will ensure that all of these shares of its Common Stock repurchased; are cancelled by the Transfer Agent in due course. The Company will ensure that all of these shares of the Common Stock are cancelled with the Transfer Agent prior to the declaration of the "Record Date" of its Extraordinary Dividend being payable to its stockholders.

NET ASSET VALUE PER SHARE AS AT AUGUST 18, 2008 :-

On August 18, 2008 the Company had a Net Asset Value per share of US$0.0179 (1.79c per share of Common Stock). This excludes the value of the Company's stockholding in St James Capital Holdings, Inc. (SJCH.PK), the value of the Company's subsidiary companies and intangible assets such as Intellectual Property

This was calculated as follows :-

An amount of 483,750,099 "free trading" shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding is in the amount of US$1,693,125. This is calculated at the Hunt Gold Corporation's market price of US$0.0035 per share on August 18, 2008.

An amount of 1,363,588,873 restricted shares of Hunt Gold Corporation (HGLC.PK) Common Stock were held directly by the Company as at August 18, 2008. The value of this holding is in the amount of US$4,772,561. This is calculated at the Hunt Gold Corporation's market price of US$0.0035 per share on August 18, 2008.

The Company directly purchased an additional amount of 42,569,020 "free trading" shares of Hunt Gold Corporation Common Stock. the Company is transferring an amount of 40,059,532 shares of Hunt Gold Corporation shares of "free trading" Common Stock to ensure no further delays in the balance of that Stock distribution. The Company and its Transfer Agent calculated that the number of Hunt Gold Corporation Common Stock due to these holders in "Street Names" was in the amount of 27,681,135 shares of Hunt Gold Common Stock. These shares were placed in a "Reserve Account" at the Transfer Agent to Hunt Gold Corporation. The DTCC has advised the Company that they calculate that an amount of 67,740,667 shares of Hunt Gold Corporation is required to complete the payment of this Stock Dividend by Fortress Financial Group, Inc. The Company has undertaken to and is transferring the difference; that being in the amount of 40,059,532 shares of Hunt Gold Corporation, to the "Reserve Account" held at the Transfer Agent to Hunt Gold Corporation. Fortress Financial Group, Inc. is effecting this transfer of Hunt Gold Corporation shares of Common Stock to ensure that all its eligible stockholders receive their shares in Hunt Gold Corporation and to prevent any further delays in the payment of these Stock Dividend shares of Hunt Gold Corporation Common Stock.

This gives the Company an addition net position of an amount of 2,509,488 "free trading" shares of Hunt Gold Corporation Common Stock. Based upon that Company's trading price of US$0.0035 per share on August 18, 2008; this additional holding is valued in the amount of US$8,783.

As at June 30, 2008, an amount of 1,030,034,482 shares of Bouse Mining Holdings plc were held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Bouse Mining Holdings plc; to a quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Bouse Mining Holdings plc; will be valued in the amount of US$0.5825 per 1 (one) Ordinary Share of Bouse Mining Holdings plc.

The Company utilized an amount of 342,003,035 Ordinary Shares in Bouse Mining Holdings plc to fund repurchases and cancellation of its Ordinary Shares of Common Stock as at July 7, 2008. The Company utilized an additional amount of 177,494,421 Bouse Mining Holdings plc Ordinary Shares to fund the repurchase and cancellation of its Ordinary Shares on July 8, 2008 and July 9, 2008. The Company's indirect holding in Bouse Mining Holdings plc is now in the amount of 510,537,026 Ordinary Shares as at July 10, 2008. The value of this holding as at August 18, 2008 is in the amount of US$297,387,818.

An amount of 1,030,421,001 shares of Copperstone Mining Holdings plc are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding as at August 18, 2008; is in the amount of US$201,035,137.

As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Copperstone Mining Holdings plc; to a quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Copperstone Mining Holdings plc; will be valued in the amount of US$0.1951 per 1 (one) Ordinary Share of Copperstone Mining Holdings plc.

NET ASSET VALUE PER SHARE AS AT AUGUST 18, 2008 :-

Based upon an outstanding amount of 28,167,377,817  shares of the Company's shares of Common Stock at August 18, 2008, the Net Asset Value per Share of Common Stock is in the amount US$0.0179 (1.79c per share of Common Stock).

The Company calculates in Net Asset Value in the amount of US$504,655,549 as at August 18, 2008. This excludes the value of the Company's stockholding in St James Capital Holdings, Inc. (SJCH.PK), the Company's subsidiary companies and intangible assets such as Intellectual Property

This is calculated as follows :-

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held directly by the Company in the amount of  1,363,588,873 and at a market price of US$0.0035 per share, give a valuation in the amount of US$4,772,561.

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held indirectly by the Company in the amount of  483,750,099 and at a market price of US$0.0035 per share, give a valuation in the amount of  US$1,451,250.

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held indirectly by the Company in the amount of 2,509,488 and at a market price of US$0.0035 per share, give a valuation in the amount of  US$8,783.

Copperstone Mining Holding Ordinary Shares held indirectly by the Company in the amount of 1,030,421,001 and at a value of US$0.1951 per Ordinary Share, give a valuation in the amount of US$201,035,137.

Bouse Mining Holding Ordinary Shares held indirectly by the Company in the amount of 510,537,026  and at a value of US$0.5825 per Ordinary Share, give a valuation in the amount of US$297,387,818.

The value of the Company's stockholding in St James Capital Holdings, Inc. (SJCH.PK), the Company's subsidiary companies and intangible assets such as Intellectual Property; have been excluded from this calculation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: August 18, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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